SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2014

CENTOR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52970	30-0766257
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1801 Lee Rd, Ste 265
Winter Park, FL 32789
(Address of principal executive offices)

(866) 491-3128
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 14, 2014, Centor Energy, Inc. (the "Company") filed a Current Report on Form 8-K disclosing the resignation of Michael Sullivan and the appointment of Fred DaSilva to replace Mr. Sullivan. This amendment to said Current Report is being filed to provide the information about Mr. DaSilva which was inadvertently omitted from the Current Report. This amendment does not reflect events occurring after the date of the original Form 8-K filing or modify or update any of the other disclosures contained therein in any way other than as provided herein. Accordingly, this Amendment should be read in conjunction with the original Form 8-K filing on March 14, 2014 and the Company’s other filings with the Securities and Exchange Commission.

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officer

On March 13, 2014, following the resignation of Mr. Sullivan as an Officer and Director, Mr. Fred DaSilva, who is currently serving the Company as a Director and Treasurer and Secretary, was appointed as President, CEO, Chief Financial Officer, Secretary and Treasurer of the Company and shall hold office until the next annual meeting of shareholders and until their successor is duly elected and qualified or until their resignation or removal.

Biographical Information

Frederick DaSilva, 51, has been a director and Secretary and Treasurer of the Company since February 13, 2013.

Officer and Director of Centor Energy, Inc. - from February 2013 to Present
Officer of Ghana Gold Corp. – from May 2013 to February 2014
Manager of Business Development Ghana Gold Corp. – from July 2012 to May 2013
Independent Consultant – from January 2011 to June 2012
Officer and Director of Quad Energy – from January 2010 to January 2011
Independent Consultant – from January 2009 to January 2010

Mr. DaSilva Holds a Degree in Business Administration from Dawson College.

Compensation Arrangements:

The Company ha d entered into an employment agreement with Mr. DaSilva as of June 1, 2013.  By terms of the agreement Mr. DaSilva is to receive $6,000 US per month for the term of one year.  At the end of the term the Company may renew or terminate the agreement with Mr. DaSilva. If the Company terminates the agreement, the Company has to pay Mr. DaSilva the full value of the agreement.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1	Employment Agreement dated June 1, 2013, between Centor Energy, Inc. and Fred DaSilva.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centor Energy, Inc.

Date: March 26, 2014	By:	/s/ Frederick DaSilva
Name: Frederick DaSilva
Title: President and Chief Executive Officer